                                                                 EXHIBIT 10.6(D)

                              SUPPLEMENT AGREEMENT





                             AGREEMENT FOR SERVICE
                               (MEMBER AGREEMENT)

THE CREDIT BUREAU, INCORPORATED OF GEORGIA

GENTLEMEN:

The undersigned, desiring to use your services at the regular prices established by you from time to time, agrees to furnish information concerning its customers, with the exception of information it has received from others, upon your request and further agrees that all information, whether oral or written, whether by report, bulletin or otherwise, will be submitted and received subject to the following conditions:

Information will be requested only for our exclusive use. All information received from you will be held in strict confidence, except to the extent t hat disclosure to others is required by law. Reports on employees will be required only by our designated representatives and employees will be forbidden to attempt to obtain reports on themselves, associates, or any other persons except in the exercise of their official duties.

We agree to hold The Credit Bureau, Incorporated of Georgia, and all its agents on account of any expense or damage arising or resulting from the publishing or other disclosure contrary to these conditions, by use, our employees or agents, of report or other information.

Recognizing that information is secured by and through fallible human sources and that for the fee charged you can not be an insurer of the accuracy of the information, we understand and agree that the accuracy of any information furnished is not guaranteed by you and we release The Credit Bureau, Incorporated of Georgia and its agents, employees, and independent contractors from liability for any negligence in connection with the preparation of such reports and from any loss or expense suffered by us resulting directly or indirectly from your reports or those of your affiliated companies.

All reports and bulletins will be charged to the undersigned at the regular rates of The Credit Bureau, Incorporated of Georgia, in the city in which the service is rendered, such charges to be applied against the contract price, and charges, in addition to the contract price, shall be paid for by the undersigned upon rendition of monthly or yearly statement.

Written notice by either party will terminate this agreement, but the obligations and agreements of the undersigned set forth in the second, third and fourth paragraphs above will remain in force.

We certify that consumer reports, as defined by the Fair Credit Reporting Act, will be ordered only when intended to be used as a factor in establishing a consumer's eligibility for new or continued credit, collection of an account, insurance, licensing, employment purposes, or otherwise in connection with a legitimate business transaction involving the consumer and such reports will be used for no other purpose. Each request for a report which we intend to use for employment purposes will be specifically identified to you at the time the request is ordered.

We understand and agree that this letter constitutes all agreements and conditions of reporting, present and future, and applies to all types of reports, including all types of checking services and bulletins, made by you and your affiliated companies. Reports from affiliated companies shall be paid for at their prices established from time to time. No changes in this agreement may be made except by consent in writing of an officer of The Credit Bureau, Incorporated of Georgia.


                                              Company Credit Information Systems
                                                      --------------------------
                                                   By J H DONNAN
                                                      --------------------------
                                                Title President
                                                      --------------------------

Dated 2/15/85 at
     ---------  ----------------------------------------------------------------
Service                  Other               Total               Per
       ------------------     ---------------     ---------------   ------------
Beginning                          Type of Business
         --------------------------                -----------------------------
Mailing Address P.O. Box 436 Ft. Collins CO 80522
               -----------------------------------------------------------------

CBI
----------
EQUIFAX




                             AGREEMENT FOR SERVICE
                            (INTER-BUREAU CONTRACT)

THE CREDIT BUREAU, INCORPORATED OF GEORGIA

GENTLEMEN:

The undersigned does hereby certify that we are in fact a Credit Bureau or Consumer Reporting Agency desiring to use your services from time to time.

We certify that consumer reports, as defined by the Fair Credit Reporting Act, will be ordered only when intended to be used as a factor in establishing a consumer's eligibility for new or continued credit, collection of an account, insurance, licensing, employment purposes, or otherwise in connection with a legitimate business transaction involving the consumer and such reports will be used for no other purpose. Each request for a report which is intended to be used for employment purposes will be specifically identified to you at the time the request is ordered.

We agree that reports on employees will be requested only by our designated representative. Our employees will be forbidden to attempt to obtain reports on themselves or associates, or on any other person except in the exercise of their official duties.

We agree that in relaying any and all information or reports received from you to our customers or users, we shall in all instances faithfully transmit such information or reports in their entirety, including but not limited to transmitting the date the information was last checked or revised by you and your full name and mailing address.

We further agree that, in case the disclosure of any information or reports by us or by our subscribers leads to any claims or litigation, we agree to indemnify you, your agents, employees, and independent contractors, for any liability, damages or expenses resulting therefrom. We further recognize that the accuracy of any information furnished is not guaranteed by you, and we release you and your agents, employees, and independent contractors from liability for any negligence in connection with the preparation of such reports and from any loss or expense suffered by us or our subscribers or users resulting directly or indirectly from your reports.

We agree to pay promptly for all reports or information requested, according to the rate schedule of cash prices now or subsequently established by you, plus the charges for any special telephone or telegraph services or any special services rendered by you.

We further agree that this contract shall remain in force and effect until written notice of cancellation shall be given by either party at least 10 days prior to the cancellation date. It is agreed further, however, that if we are delinquent in the payment of charges or are guilty of violating the terms of this contract, that you may, at your election, discontinue providing services to us and cancel this contract immediately by written notice to us. In the event of termination of this contract for any reason, the provisions of the foregoing paragraphs will remain in full force and effect as to any reports or services which we have requested or received from you prior to the date of cancellation.

No changes in this agreement may be made except by consent in writing of an officer of The Credit Bureau, Inc. of Georgia


                                 Company FACTUAL DATA CORP
                                        ----------------------------------------
                                      By /s/ B. McINTIRE
                                        ----------------------------------------
                                   Title Administrative Assistant
                                        ----------------------------------------
                         Mailing Address P.O. BOX 436
                                        ----------------------------------------
                                         FORT COLLINS, CO 80522-0436
                                        ----------------------------------------
                                           (City)        (State)      (Zip Code)

                          Account Number
                                        ----------------------------------------
Dated at  17451 MASTANCHURY RD, SUITE 701, YORBA LINDA, CA 92680
        ------------------------------------------------------------------------
This      9th       Day of    FEBRUARY       1989
    ----------------      -------------------  ---------------------------------

                              SUPPLEMENT AGREEMENT
                                       TO
                             AGREEMENT FOR SERVICE


THE CREDIT BUREAU, INCORPORATED OF GEORGIA
ATLANTA, GEORGIA



GENTLEMEN:

This Agreement shall not supersede the Agreement for Service executed by the undersigned organization on _________________________________________________,
but shall be considered as supplementary thereto.

We own or lease ___________ remote terminal(s) suitable for integration into your computer system to permit us to access information available to us under said Agreement for Service. We understand that, on acceptance by you of this agreement, access to your computer system will be made available. We will bear the expense of and make all technical arrangements necessary at our place of business to conduct our terminal(s) to your computer system.

We agree that the terminal(s) will be operated only by certain of our employees
who shall have been trained by members of the staff of CBI.   At least two of
our employees shall have been so trained by CBI prior to connection of our terminal(s) to your computer system; At least two trained operators will be available to operate the terminal(s) during the time of this agreement.

We agree to take all necessary measures to prevent unauthorized use of the terminal(s) by any person other than designated operators and will establish and enforce policies whereby our employees are forbidden to obtain information on themselves or associates. "We further agree that if the terminal(s) are utilized to order or obtain reports for employment purposes, that such reports will be ordered and obtained only pursuant to the CBI Employment Report Request Procedures which, as amended from time to time, are incorporated into and made a part of this Agreement."

We agree that, with regard to the operation of the terminal(s), CBI shall not be liable for transmission distortion, interruptions or failure of for any resulting consequential or special damages whatsoever.

This agreement is not assignable. It shall be effective on the date it is accepted by CBI and shall remain in force a minimum of 30 days, and thereafter until written notice of termination shall be given by either party, at least 30 days prior to the termination date.


                                   Company FACTUAL DATA CORP
                                          -----------------------------------
                                        By /s/ B. MCINTIRE
                                          -----------------------------------
                                     Title ADMINISTRATIVE ASSISTANT
                                          -----------------------------------
                                     Dated 2-9-89
                                          -----------------------------------

ACCEPTED

CREDIT BUREAU INCORPORATED OF GEORGIA


By /s/ NEIL K. DUDICE
  -----------------------------------
Dated 2-9-89
     --------------------------------